UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 25, 2015

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013
(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300 Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 7.01 — Regulation FD Disclosure of Form 8-K. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements.

On March 25, 2015, CARBO Ceramics Inc. (the “Company”) furnished materials that will be used by the Company’s management in a presentation at the Howard Weil 43rd Annual Energy Conference in New Orleans, Louisiana on such date.

A copy of these materials is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

99.1	Presentation materials of CARBO Ceramics Inc., dated March 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: March 25, 2015
	By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials of CARBO Ceramics Inc., dated March 25, 2015.

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